Segments (Tables)	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Schedule of Revenue by Major Customers
	Year ended December 31
	2024	2023
Revenues from customers	394,818	492,048
Less:
Employee salaries including commission expenses	101,920	109,484
Marketing expenses	26,987	29,039
Share based compensation	16,569	23,600
Interest income	33,537	21,128
Depreciation	728	623
*Other expenses	138,682	133,163
Income before income taxes	143,469	217,267
Income taxes benefit (expenses)	37,806	(19,348)
Net income	181,275	197,919

* Other expenses included in net income includes cost of revenues (excluding salaries, depreciation and share based compensation); research and development expenses (excluding salaries, depreciation and share based compensation); sales expenses (excluding salaries, commission, depreciation and share based compensation); general and administrative expenses (excluding salaries and share based compensation); and finance expenses of exchange rate and bank commission.